UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 10, 2019 (September 6, 2019)
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PARKER DRILLING COMPANY
(Exact Name of Registrant as Specified in its Charter)
__________________

Delaware (State or Other Jurisdiction of Incorporation)	001-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(281) 406-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PKD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 6, 2019, the Board of Directors (the “Board”) of Parker Drilling Company, a Delaware corporation (the “Company”), upon the recommendation of the Finance and Strategic Planning Committee of the Board (the “Committee”), which consists solely of independent directors, approved a 1-for-100 reverse stock split of the Company’s common stock (the “Reverse Stock Split”), which will be followed immediately by a 100-for-1 forward stock split of the Company’s common stock (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Stock Splits”) as part of a plan to (i) cease the registration of the Company’s common stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) delist its shares of common stock from the New York Stock Exchange and (iii) suspend the Company’s duty to file periodic reports and other information with the Securities and Exchange Commission (the “SEC”) under Section 15(d) of the Exchange Act (collectively, the “Transaction”). The proposed Stock Splits are subject to obtaining the requisite approval of the Company’s stockholders at a Special Meeting of Stockholders to be held for that purpose, which is currently expected to occur later this year.

As a result of the Stock Splits, stockholders owning fewer than 100 shares of common stock at the effective time of the Stock Splits would receive $30.00 in cash, without interest, for each pre-split share of common stock held by them at the effective time of the Stock Splits, and thereafter they would no longer be stockholders of the Company. Stockholders owning 100 or more shares at the effective time of the Stock Splits (“Continuing Stockholders”) would not be entitled to receive any cash for their fractional share interests resulting from the Stock Splits, if any. The Forward Stock Split, which would immediately follow the Reverse Stock Split, would reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of the Company’s common stock held by such Continuing Stockholders immediately before the effective time of the Stock Splits. As a result of the Forward Stock Split, the total number of shares of the Company’s common stock held by a Continuing Stockholder would not change as a result of the Stock Splits. The Company estimates that approximately 37,446 shares of the Company’s common stock (or less than approximately 0.2% of the shares of common stock currently outstanding) would be cashed out in the Stock Splits and the aggregate cost to the Company of the Stock Splits would be approximately $1.1 million, plus transaction expenses, which are estimated to be approximately $0.8 million, all of which the Company intends to fund using cash-on-hand.
Each of the proposed Stock Splits will be submitted to a vote of the Company’s stockholders at a Special Meeting of Stockholders to be called for that purpose. Approval of the Stock Splits requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting of Stockholders. As of September 5, 2019, the Company’s (i) directors and executive officers and (ii) 10% shareholders, which consist of Värde Partners, Inc. and Brigade Capital Management, LP, have indicated that they intend to vote all their shares (17,231 and 9,317,302 shares, respectively) in favor of the Stock Splits. The combined holdings of the Company’s (i) directors and executive officers and (ii) 10% stockholders comprise approximately 0.1% and 61.9% of the Company’s outstanding shares, respectively.

The terms of the Stock Splits and information about the overall Transaction will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 filed by the Company outlining the Transaction. The Transaction may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, as it is part of a plan to terminate the registration of the Company’s common stock under Sections 12(b) and 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the SEC under Section 15(d) thereunder, and to delist the Company’s common stock from the New York Stock Exchange.

The Company intends to treat persons who hold shares of its common stock in “street name” through a bank, broker or other nominee in the same manner as persons who hold shares of its common stock in their own names. Banks, brokers or other nominees will be instructed to effect the Transaction for their customers holding the Company’s common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Transaction and making payments for fractional shares. If you hold shares of the Company’s common stock with a bank, broker or other nominee and have any questions in this regard, the Company encourages you to contact your bank, broker or other nominee.

The Board may abandon the Stock Splits at any time prior to the filing and effectiveness of the applicable amendments to the Company’s certificate of incorporation, even after stockholder approval, if the Board determines in its business judgment that the Stock Splits or the overall Transaction is no longer in the best interests of the Company or its stockholders.

On September 10, 2019, the Company issued a press release announcing the Transaction, a letter to its employees, and answers to Frequently Asked Questions relating to the Transaction, which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are filed herewith:

Number	Exhibit
99.1	Press Release, dated September 10, 2019, issued by Parker Drilling Company.
99.2	Letter to Employees, dated September 10, 2019.
99.3	Answers to Frequently Asked Questions relating to the Transaction, dated September 10, 2019.

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE MADE AVAILABLE TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT

AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO PARKER DRILLING COMPANY, 5 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046, ATTENTION: CORPORATE SECRETARY.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information concerning such participants is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2019, as amended by the Form 10-K/A filed on April 29, 2019. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the Transaction.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the overall Transaction, the number of shares of the Company’s common stock that are expected to be cashed out in the Stock Splits and the timing and stockholder approval of the Stock Splits. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Transaction are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the Stock Splits and the overall Transaction, SEC regulatory review of the Company’s filings related to the Transaction, and the continuing determination of the Board of Directors and the Finance and Strategic Planning Committee that the Transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: September 10, 2019	By:	/s/ Michael W. Sumruld
Name: Michael W. Sumruld
Title: Senior Vice President and Chief Financial Officer

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